                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 14, 2004 in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2004C.



                                    /s/ ERNST & YOUNG LLP
                                    --------------------------------------
                                    ERNST & YOUNG LLP


New York, New York
April 14, 2004